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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60330) of Union Electric Company of our report dated June 14, 1996 on the Union Electric Company Savings Investment Plan for the year ended December 31, 1995, which is incorporated by reference in this Form 11-K.


/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP



One Boatmen's Plaza
St. Louis, Missouri

June 28, 1996